As filed with the Securities and Exchange Commission on August 7, 2020.
===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12


                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                 August 6, 2020

Dear Shareholder:

     The accompanying materials relate to the Annual Meeting of Shareholders (the "Meeting") of First Trust Senior Floating Rate Income Fund II (the "Fund"). The Meeting is scheduled be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, September 14, 2020, at 12:00 noon Central Time. However, the time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a manner consistent with guidance issued by the Securities and Exchange Commission or its staff, including the issuance of a press release.

     At the Meeting, you will be asked to vote on a proposal to elect two Trustees of the Fund (the "Proposal") and to transact such business as may properly come before the Meeting and any adjournments or postponements thereof.

     The Proposal is described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

     YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you may cast one vote for each full share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then vote by completing and returning your proxy card in the enclosed postage-paid envelope.

     VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

     We appreciate your participation in this important Meeting.

     Thank you.

                                              Sincerely,

                                              /s/ James A. Bowen

                                              James A. Bowen
                                              Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                           VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp.                                     ABC Corp.
(2) ABC Corp.                                     John Doe, Treasurer
(3) ABC Corp.
       c/o John Doe, Treasurer                    John Doe
(4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
       u/t/d 12/28/78                             Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr., UGMA             John B. Smith
(2) John B. Smith                                 John B. Smith, Jr., Executor

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To be held on September 14, 2020

August 6, 2020

To the Shareholders of First Trust Senior Floating Rate Income Fund II:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of First Trust Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, September 14, 2020, at 12:00 noon Central Time, for the following purposes:

     1. To elect two Trustees (the Class I Trustees) of the Fund (the
        "Proposal").

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

     The Board of Trustees of the Fund has fixed the close of business on June 16, 2020 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a manner consistent with guidance issued by the Securities and Exchange Commission or its staff, including the issuance of a press release.



                                              By Order of the Board of Trustees,

                                              /s/ W. Scott Jardine

                                              W. Scott Jardine
                                              Secretary


--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR SIGNING PROXY CARDS ARE SET FORTH FOLLOWING THE LETTER TO SHAREHOLDERS.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                         ANNUAL MEETING OF SHAREHOLDERS
                        To be held on September 14, 2020

                                PROXY STATEMENT
                                 August 6, 2020

     THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 14, 2020.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund scheduled to be held on Monday, September 14, 2020, at 12:00 noon Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P., the investment advisor to the Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement. Please note that the time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be disclosed in a manner consistent with guidance issued by the Securities and Exchange Commission (the "SEC") or its staff, including the issuance of a press release.

     The principal offices of the Fund are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

     Proxy solicitations by the Fund will be made primarily by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. The expense of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials from the Fund to the person(s) for whom they hold shares of the Fund.

     The close of business on June 16, 2020 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. In the event that, for any reason, a new record date is set for the Meeting, a proxy received from a shareholder who was a shareholder of record on both the Record Date and the new record date will remain in full force and effect unless explicitly revoked by the applicable shareholder.

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING SCHEDULED TO BE HELD ON SEPTEMBER 14, 2020. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT
HTTPS://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GCAUGPJZGC5O. THE FUND'S MOST

RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT HTTPS://WWW.FTPORTFOLIOS.COM. TO FIND A REPORT, SELECT THE FUND UNDER THE "CLOSED-END FUNDS" TAB, SELECT THE "NEWS & LITERATURE" LINK, AND GO TO THE "QUARTERLY/SEMI-ANNUAL OR ANNUAL REPORTS" HEADING. IN ADDITION, THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P. ("FIRST TRUST ADVISORS" OR THE "ADVISOR"),
AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL TOLL-FREE (800) 988-5891.

     YOU MAY CALL TOLL-FREE (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON. AS NOTED ABOVE, HOWEVER, IN LIGHT OF THE ONGOING COVID-19 PANDEMIC, THE TIME, DATE AND LOCATION OF THE MEETING MAY BE SUBJECT TO CHANGE, OR THE MEETING MAY BE HELD REMOTELY. ANY CHANGE TO THE TIME, DATE OR LOCATION OF THE MEETING WILL BE DISCLOSED IN A MANNER CONSISTENT WITH GUIDANCE ISSUED BY THE SEC OR ITS STAFF, INCLUDING THE ISSUANCE OF A PRESS RELEASE.

     In order that your Shares may be represented at the Meeting, you are requested to:

      o     indicate your instructions on the proxy card;

      o     date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 12:00 NOON CENTRAL TIME, on MONDAY, SEPTEMBER 14, 2020. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

     Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present with respect to the Fund, all Shares present in person or by proxy and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed. Any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time to a date (that may be more than 120 days after the date set for the original meeting), whether or not a quorum is present. In addition, upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including those that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments. Any adjourned meeting may be held as adjourned without further notice if the new date, time and place of the meeting were announced at the meeting that was adjourned.

     As described further in the Proposal set forth in this Proxy Statement, the affirmative vote of the holders of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominees as the Class I Trustees of the Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the Proposal.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted "FOR" the Proposal (i.e., the election of the specified nominees as the Class I Trustees) and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate.

     Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at its address above. A list of shareholders of record entitled to notice of and to be present and to vote at the Meeting will be available at the Advisor's Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

                               OUTSTANDING SHARES

     On the Record Date, the Fund had 26,666,989 Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol FCT. Shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

     To the knowledge of the Board of Trustees of the Fund, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or otherwise acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on (1) securities position listing reports as of the Record Date and (2) reports filed with the SEC by shareholders on the dates indicated in such filings. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

            The remainder of this page is intentionally left blank.

                                           BENEFICIAL OWNERSHIP OF SHARES

----------------------------------------------------- ------------------------------ ----------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY            % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                     BENEFICIALLY OWNED
----------------------------------------------------- ------------------------------ ----------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4804 Deer Lake Dr. E.                                       7,240,295 Shares                      27.15%
Jacksonville, FL  32246
----------------------------------------------------- ------------------------------ ----------------------------------
National Financial Services LLC
499 Washington Blvd.                                        4,644,940 Shares                      17.42%
Jersey City, NJ  07310
----------------------------------------------------- ------------------------------ ----------------------------------
Bank of America Corporation*
Bank of America Corporate Center
100 N. Tryon Street                                         2,357,098 Shares*                       8.8%*
Charlotte, NC  28255
----------------------------------------------------- ------------------------------ ----------------------------------
Saba Capital Management, L.P.**
Boaz R. Weinstein
Saba Capital Management GP, LLC                             2,079,923 Shares**                      7.8%**
405 Lexington Avenue, 58th Floor
New York, NY  10174
----------------------------------------------------- ------------------------------ ----------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive                                       2,015,921 Shares                       7.56%
Phoenix, AZ  85016
----------------------------------------------------- ------------------------------ ----------------------------------
TD Ameritrade Clearing, Inc.
200 S. 108th Avenue                                         1,707,814 Shares                       6.40%
Omaha, NE  68154
----------------------------------------------------- ------------------------------ ----------------------------------
Relative Value Partners Group, LLC***
1033 Skokie Blvd., Suite 470                                1,458,423 Shares***                    5.46%***
Northbrook, IL  60062
----------------------------------------------------- ------------------------------ ----------------------------------
UBS Financial Services Inc.
1000 Harbor Blvd.                                           1,351,137 Shares                       5.07%
Weehawken, NJ  07086
----------------------------------------------------- ------------------------------ ----------------------------------

* Information is according to Amendment No. 11 to Schedule 13G filed with the SEC on February 14, 2020. The amended Schedule 13G states that the reporting person has shared voting power over 138 Shares, sole voting power over 0 Shares, and shared dispositive power over all of the Shares held.
** Information is according to Amendment No. 2 to Schedule 13D filed with the SEC on June 29, 2020. The amended Schedule 13D states that the reporting persons have shared voting power and shared dispositive power with respect to the Shares held.
*** Information is according to Schedule 13G filed with the SEC on February 13, 2020.

                 PROPOSAL: ELECTION OF TWO (2) CLASS I TRUSTEES

TWO (2) CLASS I TRUSTEES ARE TO BE ELECTED TO THE BOARD OF TRUSTEES OF THE FUND BY HOLDERS OF SHARES OF THE FUND. CURRENT TRUSTEES RICHARD E. ERICKSON AND THOMAS R. KADLEC ARE THE NOMINEES FOR ELECTION AS THE CLASS I TRUSTEES BY SHAREHOLDERS OF THE FUND FOR A THREE-YEAR TERM.

     The Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Richard E. Erickson and Thomas R. Kadlec are currently the Class I Trustees of the Fund for a term expiring at the Meeting or until their respective successors are elected and qualified. If elected, Dr. Erickson and Mr. Kadlec will hold office for a three-year term expiring at the Fund's 2023 annual meeting of shareholders. Niel B. Nielson, James A. Bowen and Robert F. Keith are current and continuing Trustees. Mr. Nielson is the Class II Trustee of the Fund for a term expiring at the Fund's 2021 annual meeting of shareholders. Mr. Bowen and Mr. Keith are the Class III Trustees of the Fund for a term expiring at the Fund's 2022 annual meeting of shareholders. Each Trustee will continue to serve until his successor is elected and qualified, or until he earlier resigns or is otherwise removed.

     REQUIRED VOTE: The nominees for election as the Class I Trustees must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

     Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If a nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Fund's Board of Trustees in accordance with the Fund's procedures.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
              SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

                                   MANAGEMENT

MANAGEMENT OF THE FUND

     The general supervision of the duties performed for the Fund under its investment management agreement with the Advisor is the responsibility of the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other trusteeships or directorships each Trustee holds, if applicable. As noted above, the Fund has established a staggered Board of Trustees consisting of five (5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class and when the Trustee's successor is elected and qualified. James A. Bowen is deemed an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Interested Trustee"), of the Fund due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee." The officers of the Fund serve indefinite terms.

            The remainder of this page is intentionally left blank.

     The following tables identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

                                                 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                                            OTHER
                                                                                        NUMBER OF       TRUSTEESHIPS
                                                                                      PORTFOLIOS IN          OR
                                      TERM OF OFFICE(1)                              THE FIRST TRUST    DIRECTORSHIPS
                        POSITION(S)    AND YEAR FIRST     PRINCIPAL OCCUPATION(S)      FUND COMPLEX    HELD BY TRUSTEE
      NAME AND           HELD WITH       ELECTED OR             DURING PAST 5          OVERSEEN BY      DURING PAST 5
   YEAR OF BIRTH           FUND          APPOINTED(2)               YEARS                TRUSTEE            YEARS
------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson     Trustee       Class I Nominee   Physician; Officer, Wheaton        184        None
1951                                                    Orthopedics; Limited
                                      Since Fund        Partner, Gundersen Real
                                      Inception         Estate Limited Partnership
                                                        (June 1992 to
                                                        December 2016); Member,
                                                        Sportsmed LLC (April 2007
                                                        to November 2015)
-----------------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec        Trustee       Class I Nominee   President, ADM Investor            184        Director of ADM
1957                                                    Services, Inc. (Futures                       Investor
                                      Since Fund        Commission Merchant)                          Services, Inc.,
                                      Inception                                                       ADM Investor
                                                                                                      Services
                                                                                                      International,
                                                                                                      Futures Industry
                                                                                                      Association, and
                                                                                                      National Futures
                                                                                                      Association
-----------------------------------------------------------------------------------------------------------------------
Robert F. Keith         Trustee       Class III         President, Hibs Enterprises        184        Director of Trust
1956                                                    (Financial and Management                     Company of
                                      Since 2006        Consulting)                                   Illinois
-----------------------------------------------------------------------------------------------------------------------
Niel B. Nielson         Trustee       Class II          Senior Advisor (August 2018        184        None
1954                                                    to present), Managing
                                      Since Fund        Director and Chief Operating
                                      Inception         Officer (January 2015 to
                                                        August 2018), Pelita Harapan
                                                        Educational Foundation
                                                        (Educational Products and
                                                        Services); President and
                                                        Chief Executive Officer
                                                        (June 2012 to
                                                        September 2014), Servant
                                                        Interactive LLC (Educational
                                                        Products and Services);
                                                        President and Chief
                                                        Executive Officer (June 2012
                                                        to September 2014), Dew
                                                        Learning LLC (Educational
                                                        Products and Services)
-----------------------------------------------------------------------------------------------------------------------

                                                 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                                                                            OTHER
                                                                                        NUMBER OF       TRUSTEESHIPS
                                                                                      PORTFOLIOS IN          OR
                                      TERM OF OFFICE(1)                              THE FIRST TRUST    DIRECTORSHIPS
                        POSITION(S)    AND YEAR FIRST     PRINCIPAL OCCUPATION(S)      FUND COMPLEX    HELD BY TRUSTEE
      NAME AND           HELD WITH       ELECTED OR             DURING PAST 5          OVERSEEN BY      DURING PAST 5
   YEAR OF BIRTH           FUND          APPOINTED(2)               YEARS                TRUSTEE            YEARS
------------------------------------------------------------------------------------------------------------------------
James A. Bowen(3)       Chairman of   Class III         Chief Executive Officer,           184        None
1955                    the Board                       First Trust Advisors L.P.
                        and Trustee   Since Fund        and First Trust Portfolios
                                      Inception         L.P.; Chairman of the Board
                                                        of Directors, BondWave LLC
                                                        (Software Development
                                                        Company) and Stonebridge
                                                        Advisors LLC (Investment
                                                        Advisor)
-----------------------------------------------------------------------------------------------------------------------

                                                 EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF OFFICE(1)
            NAME AND              POSITIONS AND        AND LENGTH OF                PRINCIPAL OCCUPATION(S)
         YEAR OF BIRTH         OFFICES WITH FUNDS        SERVICE(2)                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
James M. Dykas                 President and          Indefinite Term    Managing Director and Chief Financial Officer
1966                           Chief Executive                           (January 2016 to present), Controller
                               Officer                Since 2012         (January 2011 to January 2016), Senior Vice
                                                                         President (April 2007 to January 2016), First
                                                                         Trust Advisors L.P. and First Trust Portfolios
                                                                         L.P.; Chief Financial Officer (January 2016 to
                                                                         present), BondWave LLC (Software Development
                                                                         Company) and Stonebridge Advisors LLC
                                                                         (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------
Donald P. Swade                Treasurer, Chief       Indefinite Term    Senior Vice President (July 2016 to present),
1972                           Financial Officer                         Vice President (April 2012 to July 2016),
                               and Chief              Since 2016         First Trust Advisors L.P. and First Trust
                               Accounting Officer                        Portfolios L.P.
------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine               Secretary and          Indefinite Term    General Counsel, First Trust Advisors L.P. and
1960                           Chief Legal                               First Trust Portfolios L.P.; Secretary and
                               Officer                Since Fund         General Counsel, BondWave LLC (Software
                                                      Inception          Development Company); Secretary, Stonebridge
                                                                         Advisors LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------
Daniel J. Lindquist            Vice President         Indefinite Term    Managing Director, First Trust Advisors L.P.
1970                                                                     and First Trust Portfolios L.P.
                                                      Since 2005
------------------------------------------------------------------------------------------------------------------------
Kristi A. Maher                Chief Compliance       Indefinite Term    Deputy General Counsel, First Trust Advisors
1966                           Officer and                               L.P. and First Trust Portfolios L.P.
                               Assistant              Chief
                               Secretary              Compliance
                                                      Officer since
                                                      2011 and
                                                      Assistant
                                                      Secretary since
                                                      Fund Inception
------------------------------------------------------------------------------------------------------------------------

(1) Currently, Richard E. Erickson and Thomas R. Kadlec, as the Class I Trustees, are each serving a term until the Meeting or until their respective successors are elected and qualified. Niel B. Nielson, as the Class II Trustee, is serving a term until the Fund's 2021 annual meeting of shareholders or until his successor is elected and qualified. James A. Bowen and Robert F. Keith, as the Class III Trustees, are each serving a term until the Fund's 2022 annual meeting of shareholders or until their respective successors are elected and qualified. Executive officers of the Fund have an indefinite term.
(2) For executive officers, unless otherwise specified, length of time served represents the year the person first became an executive officer of the Fund. Except as otherwise provided below, all Trustees and executive officers were elected or appointed in conjunction with the Fund's inception. Robert F. Keith was appointed Trustee of all then-existing funds in the First Trust Fund Complex in June 2006. James M. Dykas was elected (a) Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in January 2012, effective January 23, 2012 and (b) President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Donald P. Swade was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Daniel J. Lindquist was elected Vice President of all then-existing funds in the First Trust Fund Complex on December 12, 2005. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex in December 2010, effective January 1, 2011; before January 1, 2011, W. Scott Jardine served as Chief Compliance Officer.
(3) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

UNITARY BOARD LEADERSHIP STRUCTURE

     The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"), which is known as a "unitary" board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, many of the First Trust Funds, in addition to sharing the same advisor, share many other service providers in their administration, resulting in an overlap of oversight obligations. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the "Board") believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

     Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of the Fund. An individual who is not a Trustee serves as President and Chief Executive Officer of the Fund.

     In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Niel B. Nielson currently serves as the Lead Independent Trustee.

     The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

     The three Committee Chairmen and the Lead Independent Trustee currently rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead

Independent Trustee. The Lead Independent Trustee and the immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

     Including the Fund, the First Trust Fund Complex includes: 16 closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with three portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with five portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with, in the aggregate, 160 portfolios (each such portfolio, an "ETF" and each such exchange-traded fund, an "ETF Trust") advised by First Trust Advisors.

     The four standing committees of the Board are: the Executive Committee (also known as the Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee of the Fund are authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the Fund's last fiscal year, the Executive Committee/Dividend and Pricing Committee held 12 meetings.

     The Nominating and Governance Committee of the Fund is responsible for appointing and nominating persons to the Fund's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing rules of the primary national securities exchange on which the Fund's shares are listed for trading. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). If there is no current or anticipated vacancy on the Board of Trustees of the Fund, the Nominating and Governance Committee will not actively seek recommendations from other parties, including shareholders. In 2014, the Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of the Fund occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees of the Fund, shareholders of the Fund shall mail such recommendation to
W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate

(if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. In addition, in connection with any shareholder nominating a person for election as a Trustee, such shareholder must obtain from the Secretary a questionnaire to be completed by the nominee and returned and received by the Secretary at the principal executive offices of the Fund no later than ten (10) business days after the Secretary sends such questionnaire to the shareholder. (See also "ADDITIONAL INFORMATION - SHAREHOLDER PROPOSALS" below). If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. During the Fund's last fiscal year, the Nominating and Governance Committee held five meetings.

     The Valuation Committee of the Fund is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures, and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the Fund's last fiscal year, the Valuation Committee held five meetings.

     The Audit Committee of the Fund is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent directors" within the meaning of the listing rules of the primary national securities exchange on which the Fund's shares are listed for trading, serve on the Audit Committee. Messrs. Kadlec and Keith have each been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. During the Fund's last fiscal year, the Audit Committee held seven meetings.

     In carrying out its responsibilities, as described below under "INDEPENDENT AUDITORS' FEES--Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Fund.

     During the Fund's last fiscal year, each Trustee, with the exception of Mr. Bowen, attended at least 75% of the aggregate number of meetings of the Board and of each committee on which the Trustee served during the Fund's last fiscal year. During the Fund's last fiscal year, Mr. Bowen attended 100% (10 out of 10) of the regular and special Board meetings, but approximately 17% (2 out of 12) of the Dividend and Pricing Committee meetings. All of the Dividend and Pricing Committee meetings that Mr. Bowen did not attend were for ordinary course dividend declarations. In general, before such Dividend and Pricing Committee meetings were held, Mr. Bowen was informed of the applicable dividend recommendations.

RISK OVERSIGHT

     As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's advisory oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the Committee level. The Advisor's advisory oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

     Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

     As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. In addition, to avoid potential conflicts of interest, no Trustee may also serve as a trustee or director of any other registered fund under the 1940 Act not advised or sub-advised by the Advisor or any of its affiliates. Further, no Trustee may also serve as a trustee or director on a board of more than three operating companies with a class of shares registered under the 1934 Act.

     The Board believes that a collegial working relationship is crucial to the efficiency and functionality of the operations of the Board. This includes respect for the views of others, the freedom to share and express views which will be seriously considered by other Board members, and a commitment to shared responsibility that no single member or small group dominates discussion or decision-making.

     Listed below for the nominees and each continuing Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that the nominees and each continuing Trustee should serve as a trustee.

NOMINEES
--------

Independent Trustees

     Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009 and 2017 - 2019) and on the Executive Committee (2008 - 2009 and 2017 - present), Chairman of the Nominating and Governance Committee (2003 - 2007 and 2014 -
2016), Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) and Chairman of the Audit Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.

     Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM's Integrated Risk Committee from 2008 - 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of the Fund since its inception and of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 - 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 - 2016). He also served as Chairman of the Valuation Committee (2008 - 2009 and 2017 - 2019), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.

CONTINUING TRUSTEES
-------------------

Independent Trustees

     Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company, and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds (including the Fund) since June 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 - 2009 and 2017 - 2019), Chairman of the Nominating and Governance Committee (2010 - 2011), and Chairman of the Valuation Committee (2014 - 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 - 2013) and on the Executive Committee (2012 - 2016) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.

     Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as President and Chief Executive Officer of Servant Interactive LLC (providing educational products and services) from June 2012 to September 2014, and he served as President and Chief Executive Officer of Dew Learning LLC from June 2012 to September 2014. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 - 2007 and 2014 - 2016), Chairman of the Valuation Committee (2012 - 2013), Chairman of the Nominating and Governance Committee (2008 - 2009 and 2017 - 2019), and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.

Interested Trustee

     James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 36 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

OTHER INFORMATION

Independent Trustees

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

Executive Officers

     The executive officers of the Fund hold the same positions with each fund in the First Trust Fund Complex (representing 184 portfolios) as they hold with the Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY TRUSTEES AND EXECUTIVE
OFFICERS

     The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and the dollar range of equity securities beneficially owned by the Trustees in all funds in the First Trust Fund Complex, including the Fund, as of December 31, 2019:

------------------------ ------------------ ---------------------------------------------------------------------------
                            INTERESTED                                     INDEPENDENT
                              TRUSTEE                                        TRUSTEES
------------------------ ------------------ ---------------------------------------------------------------------------
                                                Richard E.                                                 Niel B.
                          James A. Bowen         Erickson      Thomas R. Kadlec      Robert F. Keith       Nielson
------------------------ ------------------ ----------------- -------------------- -------------------- ---------------


------------------------ ------------------ ----------------- -------------------- -------------------- ---------------
                         $10,001-$50,000       $1-$10,000         $1-$10,000               $0             $1-$10,000
THE FUND                  (3,955 Shares)      (367 Shares)       (600 Shares)          (0 Shares)        (373 Shares)
------------------------ ------------------ ----------------- -------------------- -------------------- ---------------

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
ALL REGISTERED
INVESTMENT COMPANIES IN    Over $100,000      Over $100,000       Over $100,000        Over $100,000     Over $100,000
THE FIRST TRUST FUND
COMPLEX OVERSEEN BY
TRUSTEE
------------------------ ------------------ ----------------- -------------------- -------------------- ---------------

     The Independent Trustees have adopted a policy that establishes the expectation that each Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he oversees in the aggregate of at least one year's annual retainer for Board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee's personal investment needs.

     As of December 31, 2019, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of the Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

     As of December 31, 2019, the Trustees and executive officers of the Fund as a group beneficially owned 5,495 Shares of the Fund, which is less than 1% of the Fund's Shares outstanding.

COMPENSATION

     Effective January 1, 2019, the fixed annual retainer paid to the Independent Trustees was $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairmen of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chairman and the Lead Independent Trustee rotate every three years.

     During the Fund's last fiscal year, the Board of Trustees held ten meetings.

     The aggregate fees and expenses paid to all Trustees by the Fund for its last fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to $16,485.

     The following table sets forth certain information regarding the compensation of the Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for the Fund's most recently completed fiscal year. The Fund has no retirement or pension plans. The executive officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.

               AGGREGATE COMPENSATION FOR THE FUND'S FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED                           INDEPENDENT
                                                          TRUSTEE                              TRUSTEES
------------------------------------------------------ -------------- -----------------------------------------------------------
                                                          James A.      Richard E.     Thomas R.      Robert F.       Niel B.
                       FUND                                Bowen         Erickson        Kadlec         Keith         Nielson
------------------------------------------------------ -------------- -------------- -------------- -------------- --------------
THE FUND                                                   $0            $4,154         $4,121         $4,112        $4,098
------------------------------------------------------ -------------- -------------- -------------- -------------- --------------
TOTAL COMPENSATION FOR SERVING THE FIRST TRUST
FUND COMPLEX(1)                                            $0           $458,125       $451,450       $454,098      $440,930
------------------------------------------------------ -------------- -------------- -------------- -------------- --------------

(1) For the calendar year ended December 31, 2019 for services to four portfolios of First Trust Series Fund and three portfolios of First Trust Variable Insurance Trust, open-end funds; 15 closed-end funds; and 149 series of the ETF Trusts. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

     The Board seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund's Nominating and Governance Committee Charter, which is available on the Fund's website located at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). In addition, the Board's attendance at last year's annual shareholder meeting is available on the Fund's website located at https://www.ftportfolios.com. To find the Board's attendance, select the Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Shareholder Updates and Information" heading.

AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed by the Board of Trustees on December 9, 2019, a copy of which is available on the Fund's website located at https://www.ftportfolios.com (go to News & Literature on the Fund's webpage). As set forth in the Charter, management of the Fund has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The Fund's independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls.

     In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the Fund for the fiscal year ended May 31, 2020 at a meeting held on July 20, 2020 and discussed the audits of such financial statements with the independent auditors and management.

     In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

     The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

     Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of the Fund's audited financial statements in the Fund's Annual Report to Shareholders for the year ended May 31, 2020.

         Submitted by the Audit Committee of the Fund:

         Thomas R. Kadlec
         Robert F. Keith
         Richard E. Erickson
         Niel B. Nielson


INDEPENDENT AUDITORS' FEES

     Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

     During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the fees set forth below.

--------------------------------- --------------------- -------------------- -------------------- ---------------------
                                      AUDIT FEES(1)        AUDIT-RELATED             TAX               ALL OTHER
                                                               FEES                 FEES(2)               FEES
--------------------------------- --------------------- -------------------- -------------------- ---------------------
        FEES BILLED TO:              2019       2020      2019      2020       2019      2020       2019       2020
--------------------------------- ----------- --------- --------- ---------- --------- ---------- ---------- ----------
Fund                               $57,000    $57,000      $0        $0       $5,200    $5,280       $0         $0
Advisor                              N/A        N/A        $0        $0         $0        $0         $0         $0
--------------------------------- ----------- --------- --------- ---------- --------- ---------- ---------- ----------

(1) These fees were the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2) These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Non-Audit Fees

     During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

                            AGGREGATE NON-AUDIT FEES
---------------------------------------------- ---------------- ----------------
               FEES BILLED TO:                      2019             2020
---------------------------------------------- ---------------- ----------------
Fund                                               $5,200           $5,280
Advisor                                           $19,800(1)       $60,670(2)
---------------------------------------------- ---------------- ----------------
(1) These fees were for federal and state tax matters and professional services rendered for an Illinois Private Letter Ruling.

(2) These fees were for federal and state tax matters and professional fees related to the First Trust Security Assessment Project.

Pre-Approval

     Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

     The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

     None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

     Because the Audit Committee has not been informed of any such services, the Audit Committee of the Fund has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     Shareholder Proposals for Inclusion in the Fund's Proxy Statement. To be considered for presentation at the 2021 annual meeting of shareholders of the Fund and included in the Fund's proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 under the 1934 Act and must be received at the principal executive offices of the Fund not later than April 19, 2021. However, timely submission of a proposal does not mean that such proposal will be included in the Fund's proxy statement.

     Other Shareholder Proposals. In addition to any requirements under applicable law, including without limitation the proxy rules under the 1934 Act, and the Fund's Declaration of Trust, under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund (the "Secretary") and the other conditions summarized below are met. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's principal executive offices, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

     Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of the Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In connection with any shareholder nominating a person for election as a Trustee, such shareholder must obtain from the Secretary a questionnaire to be completed by the nominee and returned and received by the Secretary at the principal executive offices of the Fund no later than ten (10) business days after the Secretary sends such questionnaire to the shareholder. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. Additionally, to be eligible for election as a Trustee, any shareholder nominee for Trustee must be in attendance at the meeting at which such nominee is to stand for election.

     Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed, and if the proposal involves nominee(s) for Trustees, a representation from each shareholder nominee for Trustee that such nominee intends to appear in person at the shareholder meeting; (viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

     Further, the By-Laws provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

SHAREHOLDER COMMUNICATIONS

     Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board of Trustees and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

     First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of the Fund.

     The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, fund accountant and custodian, and BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the transfer agent, to the Fund.

DELINQUENT SECTION 16(a) REPORTS

     Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's Trustees, the Fund's officers subject to such provisions, certain persons affiliated with First Trust Advisors, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC. Based upon a review of certain related forms filed with the SEC and certain written representations, the Fund believes that during the fiscal year ended May 31, 2020, all such filing requirements applicable to such persons were met, except as follows: On September 26, 2019, one late Form 4 was filed for James A. Bowen, the Chairman of the Board and a Trustee of the Fund and the Chief Executive Officer of the Advisor, with respect to his disposition of shares of the Fund on June 7, 2019.

FISCAL YEAR

     The fiscal year end for the Fund is May 31.

DELIVERY OF CERTAIN DOCUMENTS

     Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 988-5891.

     Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than the Proposal, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

August 6, 2020

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY. PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.
--------------------------------------------------------------------------------

PROXY CARD
----------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                     EASY VOTING OPTIONS:

                                                         VOTE BY MAIL
                                                Vote, sign and date this Proxy
                                                    Card and return in the
                                                     postage-paid envelope

                                                        VOTE IN PERSON
                                                  Attend Shareholder Meeting
                                                    scheduled to be held at
                                               120 East Liberty Drive, Suite 400
                                                    Wheaton, Illinois 60187
                                                     on September 14, 2020






                  Please detach at perforation before mailing.


PROXY
                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2020
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust Senior Floating Rate Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints W. Scott Jardine, Kristi A. Maher, Erin E. Klassman, Donald P. Swade and James M. Dykas as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") that is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 12:00 noon Central Time on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement dated August 6, 2020, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH.

                               -----------------------      -------------------

                               -----------------------      -------------------


                                FCT_31461_080520
        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx |code|

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2020

     THE PROXY STATEMENT AND PROXY CARD FOR THIS MEETING ARE AVAILABLE AT:
                     https://www.proxy-direct.com/fir-31461






                  Please detach at perforation before mailing.




THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]


A  PROPOSAL

1. ELECTION OF TWO CLASS I TRUSTEES.

   The Board of Trustees recommends that you vote FOR the election of the two Class I Nominees for a three-year term.

                                     FOR      WITHHOLD
   01. Richard E. Erickson           [_]        [_]

   02. Thomas R. Kadlec              [_]        [_]



B AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- SIGN AND DATE BELOW

   NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

DATE (mm/dd/yyyy)--        SIGNATURE 1--Please keep     SIGNATURE 2--Please keep
Please print date below    signature within the box     signature within the box
-----------------------    ------------------------     ------------------------
       /      /
-----------------------    ------------------------     ------------------------


                                Scanner bar code

xxxxxxxxxxxxxx                     FCT 31461                      M    xxxxxxxx